Exhibit 10.3
FIRST AMENDMENT TO NOTE AND GUARANTY AGREEMENT

THIS FIRST AMENDMENT TO NOTE AND GUARANTY AGREEMENT (this
“Amendment”), is made and entered into as of April 23, 2019, by and among Americold Realty Operating Partnership, L.P., a Delaware limited partnership (the “Issuer”), Americold Realty Trust, a Maryland real estate investment trust (the “Parent Guarantor” and, together with the Issuer, the “Constituent Companies”), and the holders of Notes (as defined in the Note Agreement defined below) that are signatories hereto (together with their successors and assigns, the “Noteholders”).
W I T N E S S E T H:
WHEREAS, the Constituent Companies and the Purchasers named in the Purchaser Schedule thereto are parties to a certain Note and Guaranty Agreement, dated as of December 4, 2018 (as amended, restated, supplemented or otherwise modified from time to time, the “Note Agreement”; capitalized terms used herein and not otherwise defined shall have the meanings assigned to such terms in the Note Agreement) pursuant to which the Purchasers purchased Notes from the Issuer;
WHEREAS, the Constituent Companies have requested an amendment to the Note Agreement; and
WHEREAS, the Noteholders are willing to amend the Note Agreement, subject to the terms and conditions hereof;
NOW, THEREFORE, for good and valuable consideration, the sufficiency and receipt of all of which are acknowledged, the Constituent Companies and the Noteholders agree as follows:
1.    Amendment to Note Agreement.
Schedule A to the Note Agreement is hereby amended by replacing the definition of “Total Asset Value” in its entirety with the following:
“‘Total Asset Value’ means, at any time, without duplication, the sum of
(a)    with respect to Real Property that is owned or ground leased by the Issuer or any Subsidiary and used in a business permitted under Section 10.3, the sum of the Eligible Values at such time of each such Real Property, (b) with respect to each operating asset owned or leased by the Issuer or any Subsidiary and used in a business permitted under Section 10.3, the sum of the portion of EBITDA attributable to each such asset for the most recently ended Reference Period multiplied by (1) with respect to any limestone quarry operating asset, 6.0, or (2) with respect to any other operating asset, 8.0; provided that for the purposes of calculating Total Asset Value, with respect to (i) any operating asset or Real Property acquired after the date of the Closing, such asset or Real Property shall be valued at the purchase price paid for such asset or Real Property for the first 12 months following the date of acquisition thereof (and thereafter, valued in accordance with clause (a) or (b) above, as applicable) and (ii) any Development Property until such Development Property becomes a Stabilized Property, such Development Property shall be
First Amendment to Note and Guaranty Agreement

valued at the lesser of (A) cost or (B) market value in accordance with GAAP (and once such Development Property becomes a Stabilized Property, valued in accordance with clause (a) above) and (c) with respect to any business managed by the Issuer or any Subsidiary and any business operated by the Issuer or any Subsidiary as part of such Person’s transportation business segment, in each case, to the extent such business is permitted under Section 10.3, the sum of the portion of EBITDA attributable to each such business for the most recently ended Reference Period multiplied by 8.0.”

2.    Representations and Warranties of the Constituent Companies. To induce the Noteholders to execute and deliver this Amendment (which representations shall survive the execution and delivery of this Amendment), each Constituent Company represents and warrants to the Noteholders that:
(a)    this Amendment has been duly authorized by all necessary corporate or limited partnership action on the part of such Constituent Company and duly executed and delivered by such Constituent Company, and this Amendment and the Note Agreement, as amended by this Amendment, constitute the legal, valid and binding obligations, contracts and agreements of such Constituent Company, enforceable against such Person in accordance with their respective terms, except as such enforceability may be limited by (1) applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors’ rights generally and (2) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law);
(b)    the execution and delivery of this Amendment by such Constituent Company and the performance thereof and of the Note Agreement, as amended by this Amendment, will not
(1) contravene, result in any breach of, or constitute a default under, or result in the creation of any Lien in respect of any property of such Constituent Company or any of its Subsidiaries under, any indenture, mortgage, deed of trust, loan, purchase or credit agreement, lease, corporate charter, regulations or by-laws, shareholders agreement or any other agreement or instrument to which such Constituent Company or any of its Subsidiaries is bound or by which such Constituent Company or any of its Subsidiaries or any of their respective properties may be bound or affected, (2) conflict with or result in a breach of any of the terms, conditions or provisions of any order, judgment, decree or ruling of any court, arbitrator or Governmental Authority applicable to such Constituent Company or any of its Subsidiaries or (3) violate any provision of any statute or other rule or regulation of any Governmental Authority applicable to such Constituent Company or any of its Subsidiaries;
(c)    no consent, approval or authorization of, or registration, filing or declaration with, any Governmental Authority is required in connection with the execution and delivery of this Amendment or the performance thereof or of the Note Agreement, as amended by this Amendment, by such Constituent Company; and
(d)    as of the date hereof and after giving effect to this Amendment, no Default or Event of Default has occurred which is continuing.
3.    Conditions to Effectiveness of this Amendment. This Amendment shall become effective upon the satisfaction of the following conditions:
(a)    execution and delivery of this Amendment by the Constituent Companies and the Required Holders;
First Amendment to Note and Guaranty Agreement

(b)    the Constituent Companies shall have paid the reasonable, documented fees and expenses of Schiff Hardin LLP, special counsel to the Noteholders, in connection with the review, negotiation, execution and delivery of this Amendment to the extent that the Constituent Companies shall have received an invoice therefor at least one Business Day prior to the date of this Amendment; and
(c)    the representations and warranties of each Constituent Company set forth in Section 2 hereof shall be true and correct on and with respect to the date hereof.
4.    Reaffirmation of Subsidiary Guaranty Agreement. By its execution and delivery hereof, each Subsidiary Guarantor hereby acknowledges and agrees to this Amendment and reaffirms its obligations under the Subsidiary Guaranty Agreement.
5.    Effect of Amendment. Except as set forth expressly herein, all terms of the Note Agreement, as amended hereby, shall be and remain in full force and effect and shall constitute the legal, valid, binding and enforceable obligations of the Constituent Companies to all holders of the Notes. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the holders of the Notes under the Note Agreement, nor constitute a waiver of any provision of the Note Agreement. From and after the date hereof, all references to the Note Agreement shall mean the Note Agreement as modified by this Amendment. This Amendment is limited solely to the specific matters listed herein and shall not be deemed to be a waiver of any Default or Event of Default presently or hereafter existing or an amendment of or consent to departure from any other provisions of the Note Agreement.
6.    Governing Law. This Amendment shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the law of the State of New York excluding choice of law principles of the law of such State that would permit the application of the laws of a jurisdiction other than such State.
7.    No Novation. This Amendment is not intended by the parties to be, and shall not be construed to be, a novation of the Note Agreement or an accord and satisfaction in regard thereto.
8.    Counterparts. This Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, each of which shall be deemed an original and all of which, taken together, shall be deemed to constitute one and the same instrument. Delivery of an executed counterpart of this Amendment by facsimile transmission or by other electronic transmission shall be as effective as delivery of a manually executed counterpart hereof.
9.    Binding Nature. This Amendment shall be binding upon and inure to the benefit of the parties hereto, any other holders of Notes from time to time and their respective successors, successors-in-titles, and assigns.
10.    Entire Understanding. This Amendment sets forth the entire understanding of the parties with respect to the matters set forth herein, and shall supersede any prior negotiations or agreements, whether written or oral, with respect thereto.
[Signature pages follow]

First Amendment to Note and Guaranty Agreement

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

Americold Realty Operating Partnership, L.P.
By:	/s/ Marc J. Smernoff
Name: Marc J. Smernoff
Title: Chief Financial Officer
Americold Realty Trust
By:	/s/ Marc J. Smernoff
Name: Marc J. Smernoff
Title: Chief Financial Officer

First Amendment to Note and Guaranty Agreement

AMERICOLD ACQUISITION, LLC AMERICOLD CLEARFIELD PROPCO, LLC AMERICOLD LOGISTICS, LLC
AMERICOLD MIDDLEBORO PROPCO, LLC AMERICOLD NEBRASKA LEASING LLC AMERICOLD PROPCO PHOENIX VAN
BUREN LLC
AMERICOLD REAL ESTATE, L.P.
AMERICOLD REALTY OPERATING
PARTNERSHIP, L.P.
AMERICOLD REALTY, INC.
AMERICOLD SAN ANTONIO PROPCO, LLC AMERICOLD TRANSPORTATION
SERVICES, LLC
ART AL HOLDING LLC
ART FIRST MEZZANINE BORROWER GP
 LLC
ART FIRST MEZZANINE BORROWER OPCO
 2006-2 L.P.
ART FIRST MEZZANINE BORROWER OPCO
GP 2006-2 LLC
ART FIRST MEZZANINE BORROWER
PROPCO 2006-2 L.P.
ART FIRST    MEZZANINE BORROWER
 PROPCO GP 2006-2 LLC
ART FIRST MEZZANINE BORROWER, L.P. ART ICECAP HOLDINGS LLC
ART MANAGER L.L.C.
ART MORTGAGE BORROWER GP LLC
ART MORTGAGE BORROWER OPCO 2006-
   1A L.P.
ART MORTGAGE BORROWER OPCO 2006- 1B L.P.
ART MORTGAGE BORROWER OPCO 2006-1C L.P.
ART MORTGAGE BORROWER OPCO 2006-2
L.P.
ART MORTGAGE BORROWER OPCO 2010-4
LLC

By:	/s/ Marc J. Smernoff
Name: Marc J. Smernoff
Title: Chief Financial Officer

First Amendment to Note and Guaranty Agreement

ART MORTGAGE BORROWER OPCO 2010-5
LLC
ART MORTGAGE BORROWER OPCO 2010-6
LLC
ART MORTGAGE BORROWER OPCO GP
2006-1A LLC
ART MORTGAGE BORROWER OPCO GP
2006-1B LLC
ART MORTGAGE BORROWER OPCO GP
2006-1C LLC
ART MORTGAGE BORROWER OPCO GP
2006-2 LLC
ART MORTGAGE BORROWER PROPCO
2006-1A L.P.
ART MORTGAGE BORROWER PROPCO
2006-1B L.P.
ART MORTGAGE BORROWER PROPCO
2006-1C L.P.
ART MORTGAGE BORROWER PROPCO
2006-2 L.P.
ART MORTGAGE BORROWER PROPCO
2010-4 LLC
ART MORTGAGE BORROWER PROPCO
2010-5 LLC
ART MORTGAGE BORROWER PROPCO
2010-6 LLC
ART MORTGAGE BORROWER PROPCO GP
2006-1A LLC
ART MORTGAGE BORROWER PROPCO GP
2006-1B LLC
ART MORTGAGE BORROWER PROPCO GP
2006-1C LLC
ART MORTGAGE BORROWER PROPCO GP
2006-2 LLC
ART MORTGAGE BORROWER, L.P.
ART QUARRY TRS LLC
ART SECOND MEZZANINE BORROWER GP
LLC
ART SECOND MEZZANINE BORROWER,
L.P.

By:	/s/ Marc J. Smernoff
Name: Marc J. Smernoff
Title: Chief Financial Officer

First Amendment to Note and Guaranty Agreement

ATLAS COLD STORAGE LOGISTICS LLC
ATLAS LOGISTICS GROUP RETAIL
SERVICES(ATLANTA)LLC
ATLAS LOGISTICS GROUP RETAIL
SERVICES (DENVER) LLC
ATLAS LOGISTICS GROUP RETAIL
SERVICES (PHOENIX) LLC
ATLAS LOGISTICS GROUP RETAIL
SERVICES (ROANOKE) LLC
KC UNDERGROUND, L.L.C.
VCD PLEDGE HOLDINGS, LLC
VERSACOLD ATLAS LOGISTICS SERVICES
USA LLC
VERSACOLD LOGISTICS, LLC
VERSACOLD MIDWEST LLC
VERSACOLD NORTHEAST LOGISTICS, LLC
VERSACOLD NORTHEAST, INC.
VERSACOLD TEXAS, L.P.
VERSACOLD USA, INC.

By:	/s/ Marc J. Smernoff
Name: Marc J. Smernoff
Title: Chief Financial Officer

First Amendment to Note and Guaranty Agreement

Massachusetts Mutual Life Insurance Company
By: Barings LLC as Investment Adviser
By:	/s/ Steven J. Katz
Name: Steven J. Katz
Title: Managing Director & Senior Counsel
MassMutual Asia Limited By: Barings LLC as Investment Adviser
By:	/s/ Steven J. Katz
Name: Steven J. Katz
Title: Managing Director & Senior Counsel

First Amendment to Note and Guaranty Agreement

New York Life Insurance Company
By:	/s/ Aron Davidowitz
Name: Aron Davidowitz
Title: Corporate Vice President
New York Life Insurance and Annuity Corporation
By: NYL Investors LLC, its Investment Manager
By:	/s/ Aron Davidowitz
Name: Aron Davidowitz
Title: Senior Director
New York Life Insurance and Annuity Corporation Institutionally Owned Life Insurance Separate Account (BOLI 30C)
By: NYL Investors LLC, its Investment Manager
By:	/s/ Aron Davidowitz
Name: Aron Davidowitz
Title: Senior Director
New York Life Insurance and Annuity Corporation Institutionally Owned Life Insurance Separate Account (BOLI 3-2)
By: NYL Investors LLC, its Investment Manager
By:	/s/ Aron Davidowitz
Name: Aron Davidowitz
Title: Senior Director

First Amendment to Note and Guaranty Agreement

The Bank of New York Mellon, a banking
corporation organized under the laws of New York, not in its individual capacity but solely as Trustee under that certain Trust Agreement dated as of July 1st, 2015 between New York Life Insurance Company, as Grantor, John Hancock Life Insurance Company (U.S.A.), as Beneficiary, John Hancock Life Insurance Company of New York, as Beneficiary, and the Bank of New York Mellon, as Trustee

By: New York Life Insurance Company, its attorney-in-fact
By:	/s/ Aron Davidowitz
Name: Aron Davidowitz
Title: Corporate Vice President

First Amendment to Note and Guaranty Agreement

MINNESOTA LIFE INSURANCE COMPANY OPTUM BANK, INC.
ALLIANCE UNITED INSURANCE COMPANY SECURIAN LIFE INSURANCE COMPANY RESERVE NATIONAL INSURANCE COMPANY AMERICAN REPUBLIC INSURANCE COMPANY CATHOLIC UNITED FINANCIAL UNITEDHEALTHCARE INSURANCE COMPANY DELTA DENTAL OF MINNESOTA
NEW ERA LIFE INSURANCE COMPANY

By: Securian Asset Management, Inc.
By:	/s/ James W. Ziegler
Name: James W. Ziegler
Title: Vice President

First Amendment to Note and Guaranty Agreement

Ensign Peak Advisors, Inc.
By:	/s/ Matthew D. Dall
Name: Matthew D. Dall
Title: Head of Credit Research

First Amendment to Note and Guaranty Agreement

The Guardian Life Insurance Company of America
By:	/s/ Barry Scheinholtz
Name: Barry Scheinholtz
Title: Managing Director
Berkshire Life Insurance Company of America
By:	/s/ Barry Scheinholtz
Name: Barry Scheinholtz
Title: Managing Director
The Guardian Insurance & Annuity Company, Inc.
By:	/s/ Barry Scheinholtz
Name: Barry Scheinholtz
Title: Managing Director

First Amendment to Note and Guaranty Agreement

Americo Financial Life & Annuity Insurance Company
By:	/s/ Gregory A. Hamilton
Name: Gregory A. Hamilton
Title: Sr VP & Chief Investment Officer

First Amendment to Note and Guaranty Agreement

Americo Financial Life & Annuity Insurance Company
By:	/s/ Gregory A. Hamilton
Name: Gregory A. Hamilton
Title: Sr VP & Chief Investment Officer

First Amendment to Note and Guaranty Agreement

Americo Financial Life & Annuity Insurance Company
By:	/s/ Gregory A. Hamilton
Name: Gregory A. Hamilton
Title: Sr VP & Chief Investment Officer

First Amendment to Note and Guaranty Agreement

Americo Financial Life & Annuity Insurance Company
By:	/s/ Gregory A. Hamilton
Name: Gregory A. Hamilton
Title: Sr VP & Chief Investment Officer

First Amendment to Note and Guaranty Agreement

CMFG Life Insurance Company By: MEMBERS Capital Advisors, Inc acting as Investment Advisor
By:	/s/ Allen R. Cantrell
Name: Allen R. Cantrell
Title: Managing Director, Investments

First Amendment to Note and Guaranty Agreement

Modern Woodmen of America
By:	/s/ Aaron R. Birkland
Name: Aaron R. Birkland
Title: Portfolio Manager, Private Placements
By:	/s/ Christopher M. Cramer
Name: Christopher M. Cramer
Title: Manager, Fixed Income

First Amendment to Note and Guaranty Agreement

Teachers Insurance and Annuity Association of America, a New York domiciled life insurance company By: Nuveen Alternatives Advisors LLC, a Delaware limited liability company, its investment manager
By:	/s/ Jeffrey Hughes
Name: Jeffrey Hughes
Title: Senior Director

First Amendment to Note and Guaranty Agreement

Genworth Life and Annuity Insurance Company
By:	/s/ Kevin R. Kearns
Name: Kevin R. Kearns
Title: Investment Officer Genworth Life Insurance Company
By:	/s/ Kevin R. Kearns
Name: Kevin R. Kearns
Title: Investment Officer

First Amendment to Note and Guaranty Agreement

Genworth Life and Annuity Insurance Company
By:	/s/ Kevin R. Kearns
Name: Kevin R. Kearns
Title: Investment Officer Genworth Life Insurance Company
By:	/s/ Kevin R. Kearns
Name: Kevin R. Kearns
Title: Investment Officer

First Amendment to Note and Guaranty Agreement

Genworth Life and Annuity Insurance Company
By:	/s/ Kevin R. Kearns
Name: Kevin R. Kearns
Title: Investment Officer Genworth Life Insurance Company
By:	/s/ Kevin R. Kearns
Name: Kevin R. Kearns
Title: Investment Officer

First Amendment to Note and Guaranty Agreement

Genworth Life and Annuity Insurance Company
By:	/s/ Kevin R. Kearns
Name: Kevin R. Kearns
Title: Investment Officer Genworth Life Insurance Company
By:	/s/ Kevin R. Kearns
Name: Kevin R. Kearns
Title: Investment Officer

First Amendment to Note and Guaranty Agreement

New York Life Insurance Company
By:
Name:
Title:
New York Life Insurance and Annuity Corporation
By: NYL Investors LLC, its Investment Manager
By:
Name:
Title:
New York Life Insurance and Annuity Corporation Institutionally Owned Life Insurance Separate Account (BOLI 30C)
By: NYL Investors LLC, its Investment Manager
By:
Name:
Title:
New York Life Insurance and Annuity Corporation Institutionally Owned Life Insurance Separate Account (BOLI 3-2)
By: NYL Investors LLC, its Investment Manager
By:
Name:
Title:

First Amendment to Note and Guaranty Agreement

The Bank of New York Mellon, a banking
corporation organized under the laws of New York, not in its individual capacity but solely as Trustee under that certain Trust Agreement dated as of July 1st, 2015 between New York Life Insurance Company, as Grantor, John Hancock Life Insurance Company (U.S.A.), as Beneficiary, John Hancock Life Insurance Company of New York, as Beneficiary, and The Bank of New York Mellon, as Trustee

By: New York Life Insurance Company, its attorney-in-fact
By:
Name:
Title:

First Amendment to Note and Guaranty Agreement

Midland National Life Insurance Company North American Company for Life and Health Insurance
By: Guggenheim Partners Investment Management, LLC, as Investment Manager
By:	/s/ Kevin Robinson
Name: Kevin Robinson
Title: Attorney-in-Fact
Wilcac Life Insurance Company Wilton Reassurance Company Horace Mann Life Insurance Company
By: Guggenheim Partners Investment Management, LLC, as Advisor
By:	/s/ Kevin Robinson
Name: Kevin Robinson
Title: Attorney-in-Fact
Guaranty Income Life Insurance Company United Life Insurance Company Commonwealth Annuity and Life Insurance Company
By: Guggenheim Partners Investment Management, LLC, as Manager
By:	/s/ Kevin Robinson
Name: Kevin Robinson
Title: Attorney-in-Fact

First Amendment to Note and Guaranty Agreement

Teachers Insurance and Annuity Association of America, a New York domiciled life insurance company
By: Nuveen Alternatives Advisors LLC, a Delaware limited liability company, its investment manager
By:
Name:
Title:

First Amendment to Note and Guaranty Agreement

Athene Annuity and Life Company
By: Athene Asset Management LLC, its investment adviser
By:
Name: Roger D. Fors
Title: Senior Vice President, Fixed Income
Athene Annuity & Life Assurance Company
By: Athene Asset Management LLC, its investment adviser
By:
Name: Roger D. Fors
Title: Senior Vice President, Fixed Income
Athene Annuity & Life Assurance Company of New York
By: Athene Asset Management LLC, its investment adviser
By:
Name: Roger D. Fors
Title: Senior Vice President, Fixed Income
Voya Insurance and Annuity Company
By: Athene Asset Management LLC, its investment adviser
By:
Name: Roger D. Fors
Title: Senior Vice President, Fixed Income
Life Insurance Company of the Southwest
By: Athene Asset Management LLC, its investment adviser
By:
Name: Roger D. Fors
Title: Senior Vice President, Fixed Income
First Amendment to Note and Guaranty Agreement

First Amendment to Note and Guaranty Agreement

American Equity Investment Life Insurance Company
By: Athene Asset Management LLC, its investment adviser
By:
Name: Roger D. Fors
Title: Senior Vice President, Fixed Income
Midland National Life Insurance Company
By: Athene Asset Management LLC, its investment adviser
By:
Name: Roger D. Fors
Title: Senior Vice President, Fixed Income

First Amendment to Note and Guaranty Agreement

Massachusetts Mutual Life Insurance Company
By: Barings LLC as Investment Adviser
By:
Name:
Title:
Massmutual Asia Limited
By: Barings LLC as Investment Adviser
By:
Name:
Title:

First Amendment to Note and Guaranty Agreement

Genworth Life and Annuity Insurance Company
By:
Name:
Title:
Genworth Life Insurance Company
By:
Name:
Title:

First Amendment to Note and Guaranty Agreement

Minnesota Life Insurance Company
Optum Bank, Inc.
Alliance United Insurance Company
Securian Life Insurance Company
Reserve National Insurance Company
American Republic Insurance Company
Catholic United Financial
UnitedHealthcare Insurance Company
Delta Dental of Minnesota
New Era Life Insurance Company

By: Securian Asset Management, Inc.
By:
Name:
Title:

First Amendment to Note and Guaranty Agreement

American Equity Investment Life Insurance Company Eagle Life Insurance Company
By:
Name:
Title:

First Amendment to Note and Guaranty Agreement

Nationwide Life and Annuity Insurance Company
By:
Name:
Title:

First Amendment to Note and Guaranty Agreement

United of Omaha Life Insurance Company
By:
Name:
Title:

First Amendment to Note and Guaranty Agreement

Ensign Peak Advisors, Inc.
By:
Name: Matthew D. Dall
Title: Head of Credit Research

First Amendment to Note and Guaranty Agreement

Transamerica Premier Life Insurance Company
By: AEGON USA Investment Management, LLC, its investment manager
By:
Title:
Transamerica Life Insurance Company
By: AEGON USA Investment Management, LLC, its investment manager
By:
Title:
Transamerica Life (Bermuda) LTD
By: AEGON USA Investment Management, LLC, its investment manager
By:
Title:
TLIC Riverwood Reinsurance Inc
By: AEGON USA Investment Management, LLC, its investment manager
By:
Title:

First Amendment to Note and Guaranty Agreement

The Guardian Life Insurance Company of America
By:
Name:
Title:
Berkshire Life Insurance Company of America
By:
Name:
Title:
The Guardian Insurance & Annuity Company, Inc.
By:
Name:
Title:

First Amendment to Note and Guaranty Agreement

Great-West Life & Annuity Insurance Company
By:
Name:
Title:

First Amendment to Note and Guaranty Agreement

Modern Woodmen of America
By:
Name:
Title:

By:
Name:
Title:

First Amendment to Note and Guaranty Agreement

Americo Financial Life & Annuity Insurance Company
By:
Name:
Title:

First Amendment to Note and Guaranty Agreement

Ameritas Life Insurance Corp. Ameritas Life Insurance Corp. of New York
By: Ameritas Investment Partners Inc., as Agent
By:
Name: Tina Udell
Title: Vice President & Managing Director

First Amendment to Note and Guaranty Agreement

CMFG Life Insurance Company
By: MEMBERS Capital Advisors, Inc acting as Investment Advisor
By:
Name: Anne M. Finucane
Title: Managing Director, Investments

First Amendment to Note and Guaranty Agreement

The Ohio National Life Insurance Company

Name: Annette M. Teders
Title: Vice President
Ohio National Life Assurance Corporation

Name: Annette M. Teders
Title: Vice President

First Amendment to Note and Guaranty Agreement

Ameritas Life Insurance Corp. Ameritas Life Insurance Corp. of New York
By: Ameritas Investment Partners Inc., as Agent
By:	/s/ Tina Udell
Name: Tina Udell
Title: Vice President & Managing Director

First Amendment to Note and Guaranty Agreement

United of Omaha Life Insurance Company

By:	/s/ Lee Martin
Name: Lee Martin
Title: Vice President

First Amendment to Note and Guaranty Agreement

The Ohio National Life Insurance Company
/s/ Annette M. Teders
Name: Annette M. Teders
Title: Vice President
Ohio National Life Assurance Corporation
/s/ Annette M. Teders
Name: Annette M. Teders
Title: Vice President

First Amendment to Note and Guaranty Agreement

Athene Annuity and Life Company
By: Athene Asset Management LLC, its investment adviser
By:	/s/ Roger D. Fors
Name: Roger D. Fors
Title: Senior Vice President, Fixed Income
Athene Annuity & Life Assurance Company
By: Athene Asset Management LLC, its investment adviser
By:	/s/ Roger D. Fors
Name: Roger D. Fors
Title: Senior Vice President, Fixed Income
Athene Annuity & Life Assurance Company of New York
By: Athene Asset Management LLC, its investment adviser
By:	/s/ Roger D. Fors
Name: Roger D. Fors
Title: Senior Vice President, Fixed Income
Voya Insurance and Annuity Company
By: Athene Asset Management LLC, its investment adviser
By:	/s/ Roger D. Fors
Name: Roger D. Fors
Title: Senior Vice President, Fixed Income
Life Insurance Company of the Southwest
By: Athene Asset Management LLC, its investment adviser
By:	/s/ Roger D. Fors
Name: Roger D. Fors
Title: Senior Vice President, Fixed Income
First Amendment to Note and Guaranty Agreement

First Amendment to Note and Guaranty Agreement

American Equity Investment Life Insurance Company
By: Athene Asset Management LLC, its investment adviser
By:	/s/ Roger D. Fors
Name: Roger D. Fors
Title: Senior Vice President, Fixed Income
Midland National Life Insurance Company
By: Athene Asset Management LLC, its investment adviser
By:	/s/ Roger D. Fors
Name: Roger D. Fors
Title: Senior Vice President, Fixed Income

First Amendment to Note and Guaranty Agreement

Transamerica Premier Life Insurance Company
By: AEGON USA Investment Management, LLC, its investment manager
By:	/s/ Josh Prieskorn
Name: Josh Prieskorn
Title: Vice President
Transamerica Life Insurance Company
By: AEGON USA Investment Management, LLC, its investment manager
By:	/s/ Josh Prieskorn
Name: Josh Prieskorn
Title: Vice President
Transamerica Life (Bermuda) LTD
By: AEGON USA Investment Management, LLC, its investment manager
By:	/s/ Josh Prieskorn
Name: Josh Prieskorn
Title: Vice President
TLIC Riverwood Reinsurance Inc
By: AEGON USA Investment Management, LLC, its investment manager
By:	/s/ Josh Prieskorn
Name: Josh Prieskorn
Title: Vice President

First Amendment to Note and Guaranty Agreement

American Equity Investment Life Insurance Company Eagle Life Insurance Company

By:	/s/ Jeffrey A. Fossell
Name: Jeffrey A. Fossell
Title: Authorized Signatory

First Amendment to Note and Guaranty Agreement

American Equity Investment Life Insurance Company Eagle Life Insurance Company

By:	/s/ Jeffrey A. Fossell
Name: Jeffrey A. Fossell
Title: Authorized Signatory

First Amendment to Note and Guaranty Agreement

American Equity Investment Life Insurance Company Eagle Life Insurance Company

By:	/s/ Jeffrey A. Fossell
Name: Jeffrey A. Fossell
Title: Authorized Signatory

First Amendment to Note and Guaranty Agreement

American Equity Investment Life Insurance Company Eagle Life Insurance Company

By:	/s/ Jeffrey A. Fossell
Name: Jeffrey A. Fossell
Title: Authorized Signatory

First Amendment to Note and Guaranty Agreement